                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ________________________________________


                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                          DATE OF REPORT - MAY 31, 1996
                        (Date of earliest event reported)



                                 MHM SERVICES, INC.
                (Exact name of Registrant as specified in its charter)



            DELAWARE                   1-12238                  52-1223048
    (State of incorporation)   (Commission file number)     (IRS employer
                                                             identification
                                                             number)





              7601 LEWINSVILLE ROAD, SUITE 200, MCLEAN, VIRGINIA 22102
                 (Address of principal executive offices, zip code)


                              AREA CODE (703) 749-4600
                                 (Telephone number)

       MHM Services, Inc. (the "Registrant") filed a Current Report on Form 8-K, dated June 17, 1996 reporting under Item 2 the sale by the Registrant (the "Sale") of certain assets, consisting principally of five of its freestanding behavioral healthcare facilities (the "Hospitals") to Behavioral Healthcare Corporation, a Delaware corporation ("BHC") on May 31, 1996. Such Current Report is hereby amended by the inclusion of the following information:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Not Applicable.

(b)    Pro Forma Financial Information Page 3

(c)    Exhibits.

       2.1 Asset Purchase Agreement between Mental Health Management, Inc., MHM of Ohio, Inc. and Behavioral Healthcare Corporation, dated as of January 24, 1996, and an amendment thereto, dated as of April 11, 1996. (1)

       99.1 Press Release issued by the Registrant on June 3, 1996.(1)


______________________

      (1) Incorporated by reference to the Registrant's Current Report on Form 8-K, dated June 17, 1996.

                INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL INFORMATION

     The following unaudited pro forma balance sheet as of March 31, 1996 and unaudited pro forma statement of operations for the year ended September 30, 1995 and the six months ended March 31, 1996 give effect to the sale of six of the Registrant's freestanding facilities, acquisitions by the Extended Care Services Division and the elimination of the Registrant's interest in a joint venture, as described below. As a result of such adjustments, the unaudited proforma financial information reflects primarily the operations of the Registrant's Extended Care Services Division, as well as corporate overhead allocated thereto, and the retained accounts receivable relating to the Hospitals.

     SALE OF FREESTANDING FACILITIES

     The pro forma financial information reflects the sale of six of the Registrant's freestanding facilities. The components of the freestanding facilities included in the pro forma financial information are as follows:

     - BHC SALE - The Registrant sold five of its freestanding behavioral health facilities to BHC on May 31, 1996 for approximately $10,223,000 consisting of $8,865,000 in cash and $1,358,000 in assumed liabilities.

     - OAKVIEW TREATMENT CENTER - The Registrant sold Oakview Treatment Center for a sales price of $2,200,000, evidenced by two promissory notes payable to the Registrant. Based upon the Registrant's accounting policy relating to the carrying value of long-lived assets, the Registrant has previously recorded a write-down relating to the recoverability of certain assets related to Oakview Treatment Center at September 30, 1995.

     The estimated pre-tax loss of $4,352,000 on the sale of the six facilities was included in the historical balance sheet dated March 31, 1996.

     ACQUISITIONS

     The pro forma financial information reflects acquisitions completed in July 1995 and December 1995. The financial impact of both acquisitions are included in the historical balance sheet as of March 31, 1996. The pro forma statements of operations for the year ended September 30, 1995 and the six months ended March 31, 1996 reflect the acquisitions as if they occurred on October 1, 1994. The amounts under the heading "Acquisitions" in the pro forma statements of operations, reflect the following acquisitions:

     - In July 1995, the Registrant's Extended Care Services Division acquired certain assets of a California based provider of behavioral healthcare services to residents of extended care facilities. The purchase price was approximately $500,000 and was allocated to the fair value of the net assets acquired, with the excess of $190,000 being recorded as goodwill.

     - In December 1995, the Registrant's Extended Care Services Division acquired the operations of several behavioral healthcare clinics in Massachusetts. The purchase price was approximately $488,000 and was allocated to the fair value of the net assets acquired, with the excess of $355,000 being recorded as goodwill.

The acquisitions noted above were paid for with cash and notes payable. The acquisitions have been accounted for as purchases and the operations related to these acquisitions are included in the Registrant's consolidated results of operations from the respective dates of acquisition. The amounts included in the pro forma statement of operations prior to the respective dates of acquisition were based upon historical results as reflected in unaudited financial statements provided by the sellers for the applicable periods.

     DEBT REPAYMENTS

     Both Scenario 1 and Scenario 2 reflect the repayment of the principal amounts outstanding under the Registrant's revolving credit facility, which was approximately $1,436,000 as of March 31, 1996 (and approximately $2,341,000 as of May 31, 1996) (and related early termination fees of approximately at $174,000), and extinguishment of a portion of the indebtedness not to be assumed by BHC paid at Closing, which is $553,000 (and related early termination fees of $139,000), which consists primarily of indebtedness secured by certain assets (particularly a facility and certain equipment) to be acquired by BHC. The unaudited pro forma financial information labeled "Scenario 1" does not give any effect to the possible use of a portion of the proceeds of the sale of the Hospitals to repay any of the outstanding principal balance of a note payable to MEDIQ Incorporated (the "MEDIQ Note"). The unaudited pro forma financial information labeled "Scenario 2" reflects the repayment of $6,880,000 of the outstanding principal balance of the MEDIQ Note with the remainder of the proceeds from the sale of the Hospitals and existing cash resources, with the remaining balance of $4,236,000 of the MEDIQ Note reclassified as a current liability.

     OTHER

     The pro forma statements of operations eliminate the equity in earnings of a joint venture and the gain on the sale of the Registrant's interest in such joint venture, which was sold in March 1995. In addition, the pro forma financial information does not reflect any change in the Registrant's interest in the results of operations of the Extended Care Services Division which might result from the exercise of a purchase warrant issued by a subsidiary of the Registrant in connection with an acquisition in July 1995. Such warrant provides the holder thereof, upon the occurrence of certain events (such as an initial public offering of such subsidiary), the right (subject to certain vesting conditions) until July 1998 to acquire 9,000 shares (subject to adjustment under certain circumstances) of the common stock of such subsidiary at a purchase price of $1.00 per share (subject to adjustment under certain circumstances). Such subsidiary currently has 1,000,000 and 100,000 shares of its common stock, par value $.01 per share, authorized and issued, respectively.

     The unaudited pro forma balance sheet and the unaudited statement of operations do not necessarily reflect the financial position or results of operations of the Registrant which would have actually resulted had the events referred to above been consummated as of the dates indicated, nor are they
necessarily indicative of the results of future operations.   The unaudited pro
forma financial information should be read in conjunction with the notes thereto and the Registrant's other filings with the Securities and Exchange Commission.


                                                         MHM Services, Inc.
                                                          and Subsidiaries
                                 Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                                    Year Ended September 30, 1995
                     (Scenario 1 - Assumes the MEDIQ Note will be Repaid in Accordance with its Original Terms)
                                                (In thousands except per share data)

                                                                                   Pro Forma Adjustments
                                                              ---------------------------------------------------------
                                                                Sale of Six
                                                               Freestanding                        Debt        Other
                                                 Historical   Facilities (1)  Acquisitions (2)  Repayments  Adjustments    Pro Forma
                                                 ----------   --------------  ----------------  ----------  -----------    ---------

Net revenues                                       $40,584       (29,647)         3,988                                     $14,925

Costs and expenses:

     Operating                                      28,918       (21,311)         2,740                                      10,347
     General and administrative                     10,085        (6,180)           480                                       4,385
     Provision for bad debt                          3,942        (3,305)           435                                       1,072
     Depreciation and amortization                   1,603        (1,296)            75                                         382
     Write-down of long term assets                  2,228        (2,228)                                                         0

Other (credits) charges:

     Equity in earnings of joint
      venture                                         (835)                                                     835 (3)           0
     Gain on sale of investment
      in Joint Venture                              (3,542)                                                   3,542 (3)           0
     Interest expense - MEDIQ                        1,171                                                                    1,171
     Interest expense - other                          366          (242)                         (94)(4)                        30
     Other                                            (223)          102                                        121 (5)           0
                                                   -------       -------          -----          ----        ------         -------
Income (loss) before income taxes                   (3,129)        4,813            258            94        (4,498)         (2,462)

Income tax expense (benefit)                           894                                       (894)(6)                        10
                                                   -------                                                                  -------
Loss before non-recurring
      item directly attributable
      to the transaction                           $(4,023)                                                                 $(2,472)
                                                   -------                                                                  -------
                                                   -------                                                                  -------

Earnings per share                                 $ (1.22)                                                                 $ (0.75)
                                                   -------                                                                  -------
                                                   -------                                                                  -------

Weighted average shares outstanding                  3,310                                                                    3,310
                                                   -------                                                                  -------
                                                   -------                                                                  -------


- ---------------
Notes to Pro Forma Adjustments

(1) Reflects the elimination of the operating results of six freestanding hospitals as if they had been sold as of October 1, 1994. One freestanding facility remains (Mountain Crest).

(2) Reflects the operating results of the acquired assets and clinics for a full year based upon historical results as reflected in unaudited financial statements provided by the sellers for the applicable periods.

(3)  Reflects the elimination of the operating results of the Joint Venture.

(4) Reflects the elimination of interest expense as a result of debt repayments.

(5) Reflects the elimination of prior interest income as a result of eliminating the operating results of the joint venture.

(6) Due to the current net operating loss, there is no current or deferred federal tax provision. The Company has a current state tax provision of $10,000, resulting from state tax liabilities of certain of the Company's subsidiaries.


                                                         MHM Services, Inc.
                                                          and Subsidiaries
                                 Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                                   Six months ended March 31, 1996
                      (Scenario 1- Assumes the MEDIQ Note will be Repaid in Accordance with its Orginal Terms)
                                                (In thousands except per share data)

                                                                                    Pro-Forma Adjustments
                                                                     ---------------------------------------------
                                                                       Sale of Six
                                                                      Freestanding                         Debt
                                                        Historical   Facilities (1)   Acquisitions (2)  Repayments     Pro-Forma
                                                        ----------   --------------   ----------------  ----------     ---------

Net revenues                                              $22,502        (16,670)           778                         $ 6,610

Costs and expenses:

     Operating                                             15,919        (11,908)           590                           4,601
     General and administrative                             5,631         (3,793)           108                           1,946
     Provision for bad debt                                 2,846         (1,084)            96                           1,858
     Depreciation and amortization                            714           (555)            15                             174

Other (credits) charges:
     Loss on sale of facilities                             4,352         (4,352)                                             0
     Interest expense - MEDIQ                                 572            572
     Interest expense - other                                 194            (31)                         (153) (3)          10
     Other                                                    (54)                                                          (54)
                                                          -------        -------            ---           ----          -------

Income (loss) before income taxes                          (7,672)         5,053            (31)           153           (2,497)

Income tax expense (benefit)                                 (175)                                         175  (4)           3
                                                          -------                                                       -------

Loss before non-recurring item directly
     attributable to the transaction                      $(7,497)                                                      $(2,500)
                                                          -------                                                       -------
                                                          -------                                                       -------

Earnings per share                                        $ (2.27)                                                      $ (0.76)
                                                          -------                                                       -------
                                                          -------                                                       -------

Weighted average shares outstanding                         3,310                                                         3,310
                                                          -------                                                       -------
                                                          -------                                                       -------


- ---------------
Notes to Pro Forma Adjustments

(1) Reflects the elimination of the operating results of six freestanding facilities. One freestanding facility remains (Mountain Crest).

(2) Reflects the operating results of the acquired clinics for the six months ended March 31, 1996 derived from the unaudited financial statements of the previous owner for the nine months ended September 30, 1995.

(3) Reflects the elimination of interest expense as a result of debt repayments.

(4) Due to the current net operating loss, there is no current federal or deferred tax provision. The Company has a curent state tax provision of $3,000, resulting from state tax liabilities of certain of the Company's subsidiaires.


                                                         MHM Services, Inc.
                                                          and Subsidiaries
                                      Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                                           March 31, 1996
                      (Scenario 1 Assumes the MEDIQ Note will be Repaid  in Accordance with its Original Terms)
                                                (In thousands except per share data)

                                                                                 Pro Forma Adjustments
                                                                            -------------------------------
                                                                             Sale of Six
                                                                            Freestanding            Debt
                                                       Historical            Facilities          Repayments          Pro-Forma
                                                       ----------           ------------         ----------          ---------

                         ASSETS

Current assets:
     Cash and cash equivalents                            $ 1,116               8,865  (1)         (2,302) (2)        $ 6,880
                                                                                 (284) (1)
                                                                                 (515) (1)
     Accounts receivable, net                               7,616                                                       7,616
     Prepaid expenses                                         245                (121) (1)                                124
     Other current assets                                     611                 (59) (1)                                375
     Income Taxes Refundable                                                                                              675
                                                          -------             -------             -------             -------
          Total current assets                              9,588               7,886              (2,302)             15,670

Assets held for sale                                       10,147             (10,147) (1)                                  0
Property, plant and equipment, net                            621                                                         621
Goodwill, net                                               1,596                                                       1,596
Notes receivable                                            1,480                                                       1,480
Other assets                                                1,802                 (43) (1)           (168) (2)          1,591
                                                          -------             -------             -------             -------

Total Assets                                              $25,234              (2,304)             (2,470)            $20,958
                                                          -------             -------             -------             -------
                                                          -------             -------             -------             -------

               LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:

     Accounts payable                                     $ 2,407                (596) (1)                            $ 1,811
     Accrued expenses                                       3,128                (483) (1)                              3,143
     Accrued expenses-sale of facilities                    1,520                (799) (1)            (72) (2)            649
     Accrued payroll                                          551                (279) (1)                                272
     Accrued expenses - MEDIQ                                 386                                                         386
     Current maturities of long-term debt                   1,269                                     (28)              1,241
                                                          -------             -------             -------             -------

          Total current liabilities                         9,261              (2,157)               (100)              7,502

Long-term debt, less current maturities:

     MEDIQ                                                 10,350                                                      10,350
     Other                                                  2,298                                  (1,961) (2)            337

Other liabilities                                              27                                                          27

Stockholders' equity                                        3,298                (147) (1)           (409) (2)          2,742
                                                          -------             -------             -------             -------

Total liabilities and stockholders' equity                $25,234              (2,304)             (2,470)            $20,958
                                                          -------             -------             -------             -------
                                                          -------             -------             -------             -------


- ---------------
Notes to Pro-Forma Adjustments

(1) Reflects the sale of the Hospitals to BHC for approximately $10,223,000 consisting of cash of $8,865,000 and $1,358,000 in assumed liabilities of the Hospitals and payments of approximately $515,000 for transaction costs and payments of approximately $284,000 for repairs to two of the Company's Hospitals (which amount was placed in escrow at Closing).

(2) For federal tax purposes, the loss from the sale of the six freestanding facilities, when combined with the loss from operations, is anticipated to result in a net operating loss of approximately $9,600,000 of which approximately $2,000,000 can be carried back against historical federal income taxes paid for the year ended September 30, 1995, resulting in an anticipated cash refund of $675,000. The remaining net loss of approximately $7,600,000 is anticipated to be available to carry over to future periods to offset future income tax liabilities. Based upon historical operating losses, the balance sheet does not reflect any anticipated tax benefit which may be derived from such net operating loss or any state net operating loss carryovers. In addition, based upon the loss from the sale of the six freestanding facilities, the pro forma adjustments reflect the elimination of net deferred tax assets.


(3) Reflects the use of a portion of the proceeds for the repayment of debt of $2,302,000 (including early termination fees of approximately at $313,000) at March 31, 1996 and write-off of loan amortization costs of $168,000.


                                                         MHM Services, Inc.
                                                          and Subsidiaries
                                 Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                                    Year Ended September 30, 1995
          (Scenario 2 Assumes Partial Repayment of the MEDIQ Note with existing cash resources and proceeds from the Sale)
                                                (In thousands except per share data)

                                                                                   Pro Forma Adjustments
                                                              ---------------------------------------------------------
                                                                Sale of Six
                                                               Freestanding                        Debt        Other
                                                 Historical   Facilities (1)  Acquisitions (2)  Repayments  Adjustments    Pro Forma
                                                 ----------   --------------  ----------------  ----------  -----------    ---------

Net revenues                                       $40,584       (29,647)         3,988                                     $14,925

Costs and expenses:

     Operating                                      28,918       (21,311)         2,740                                      10,347
     General and administrative                     10,085        (6,180)           480                                       4,385
     Provision for bad debt                          3,942        (3,305)           435                                       1,072
     Depreciation and amortization                   1,603        (1,296)            75                                         382
     Write-down of long term assets                  2,228        (2,228)                                                         0

Other (credits) charges:

     Equity in earnings of joint venture              (835)                                                       835  (3)        0
     Gain on sale of investment in Joint Venture    (3,542)                                                     3,542  (3)        0
     Interest expense - MEDIQ                        1,171                                       (747)  (4)                     424
     Interest expense - other                          366          (242)                         (94)  (4)                      30
     Other                                            (223)          102                                          121  (5)        0
                                                   -------       -------          -----          ----          ------       -------

Income (loss) before income taxes                   (3,129)        4,813            258           841          (4,498)       (1,715)

Income tax expense (benefit)                           894                                       (894)  (6)                      71
                                                  --------                                                                  -------

Loss before non-recurring item directly
     attributable to the transaction              $ (4,023)                                                                 $(1,786)
                                                  --------                                                                  -------
                                                  --------                                                                  -------

Earnings per share                                $  (1.22)                                                                 $ (0.54)
                                                  --------                                                                  -------
                                                  --------                                                                  -------

Weighted average shares outstanding                  3,310                                                                    3,310
                                                  --------                                                                  -------
                                                  --------                                                                  -------



- ---------------
Notes to Pro Forma Adjustments

(1) Reflects the elimination of the operating results of six freestanding hospitals as if they had been sold as of October 1, 1994. One freestanding facility remains (Mountain Crest).

(2) Reflects the operating results of the acquired assets and clinics for a full year based upon historical results as reflected in unaudited financial statements provided by the sellers for the applicable periods.

(3)  Reflects the elimination of the operating results of the Joint Venture.

(4) Reflects the elimination of interest expense as a result of debt repayments. MEDIQ interest was calculated using a blancea of $4,236,000 at an annual interest rate of 10%.

(5) Reflects the elimination of prior interest income as a result of eliminating the operating results of the joint venture.

(6) Due to the current net operating loss, there is no current or deferred federal tax provision. The Company has a current state tax provision of $71,000, resulting from state tax liabilities of certain of the Company's subsidiaries.


                                                         MHM Services, Inc.
                                                          and Subsidiaries
                                 Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                                   Six months ended March 31, 1996
          (Scenario 2 Assumes Partial Repayment of the MEDIQ Note with existing cash resources and proceeds from the Sale)
                                                (In thousands except per share data)

                                                                                    Pro-Forma Adjustments
                                                                     ---------------------------------------------
                                                                       Sale of Six
                                                                      Freestanding                         Debt
                                                        Historical   Facilities (1)   Acquisitions (2)  Repayments     Pro-Forma
                                                        ----------   --------------   ----------------  ----------     ---------

Net revenues                                              $22,502        (16,670)           778                          $6,610

Costs and expenses:

     Operating                                             15,919        (11,908)           590                           4,601
     General and administrative                             5,631         (3,793)           108                           1,946
     Provision for bad debt                                 2,846         (1,084)            96                           1,858
     Depreciation and amortization                            714           (555)            15                             174

Other (credits) charges:
     Loss on sale of facilities                             4,352         (4,352)                                             0
     Interest expense - MEDIQ                                 572                                         (360) (3)         212
     Interest expense - other                                 194            (31)                         (153) (3)          10
     Other                                                    (54)                                                          (54)
                                                          -------        -------            ---           ----          -------

Income (loss) before income taxes                          (7,672)         5,053            (31)           513           (2,137)

Income tax expense (benefit)                                 (175)                                         175  (4)           3
                                                          -------                                                       -------

Loss before non-recurring item directly
     attributable to the transaction                      $(7,497)                                                      $(2,140)
                                                          -------                                                       -------
                                                          -------                                                       -------

Earnings per share                                        $ (2.27)                                                      $ (0.65)
                                                          -------                                                       -------
                                                          -------                                                       -------

Weighted average shares outstanding                         3,310                                                         3,310
                                                          -------                                                       -------
                                                          -------                                                       -------


- ---------------
Notes to Pro Forma Adjustments

(1) Reflects the elimination of the operating results of six freestanding facilities. One freestanding facility remains (Mountain Crest).

(2) Reflects the operating results of the acquired clinics for the six months ended March 31, 1996 derived from the unaudited financial statements of the previous owner for the nine months ended September 30, 1995.

(3) Reflects the elimination of interest expense as a result of debt repayments. MEDIQ interest was calculated using a balance of $4,236,000 at an annual interest rate of 10%.

(4) Due to the current net operating loss, there is no current federal or deferred tax provision. The Company has a curent state tax provision of $3,000, resulting from state tax liabilities of certain of the Company's subsidiaires.


                                                         MHM Services, Inc.
                                                          and Subsidiaries
                                      Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                                           March 31, 1996
          (Scenario 2 Assumes Partial Repayment of the MEDIQ Note with existing cash resources and proceeds from the Sale)
                                                (In thousands except per share data)

                                                                                 Pro Forma Adjustments
                                                                            -------------------------------
                                                                             Sale of (6)
                                                                            Freestanding            Debt
                                                       Historical            Facilities          Repayments          Pro-Forma
                                                       ----------           ------------         ----------          ---------

                         ASSETS

Current assets:

     Cash and cash equivalents                            $ 1,116               8,865  (1)         (9,182) (2)        $     0
                                                                                 (284) (1)
                                                                                 (515) (1)
     Accounts receivable, net                               7,616                                                       7,616
     Prepaid expenses                                         245                (121) (1)                                124
     Other current assets                                     611                 (59) (1)                                375
     Income Taxes Refundable                                                                                              675
                                                          -------              ------              ------             -------

          Total current assets                              9,588               7,886              (9,182)              8,790

Assets held for sale                                       10,147             (10,147) (1)                                  0
Property, plant and equipment, net                            621                                                         621
Goodwill, net                                               1,596                                                       1,596
Notes receivable                                            1,480                                                       1,480
Other assets                                                1,802                 (43) (1)           (168) (2)          1,591
                                                          -------              ------              ------             -------

Total Assets                                              $25,234              (2,304)             (9,350)            $14,078
                                                          -------              ------              ------             -------
                                                          -------              ------              ------             -------

               LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:

     Accounts payable                                     $ 2,407                (596) (1)                            $ 1,811
     Accrued expenses                                       3,128                (483) (1)                              3,143
     Accrued expenses-sale of facilities                    1,520                (799) (1)            (72) (2)            649
     Accrued payroll                                          551                (279) (1)                                272
     Accrued expenses - MEDIQ                                 386                                                         386
     Current maturities of long-term debt                   1,269                                   3,442  (2)          4,711
                                                          -------              ------              ------             -------

          Total current liabilities                         9,261              (2,157)              3,370              10,972

Long-term debt, less current maturities:

     MEDIQ                                                 10,350                                 (10,350) (2)              0
     Other                                                  2,298                                  (1,961) (2)            337

Other liabilities                                              27                                                          27

Stockholders' equity                                        3,298                (147) (1)           (409) (2)          2,742
                                                          -------              ------              ------             -------

Total liabilities and stockholders' equity                $25,234              (2,304)             (9,350)            $14,078
                                                          -------              ------              ------             -------
                                                          -------              ------              ------             -------


- ---------------
Notes to Pro-Forma Adjustments

(1) Reflects the sale of the Hospitals to BHC for approximately $10,223,000 consisting of cash of $8,865,000 and $1,358,000 in assumed liabilities of the Hospitals and payments of approximately $515,000 for transaction costs and payments of approximately $284,000 for repairs to two of the Company's Hospitals (which amount was placed in escrow at Closing).

(2) For federal tax purposes, the loss from the sale of the six freestanding facilities, when combined with the loss from operations, is anticipated to result in a net operating loss of approximately $9,200,000 of which approximately $2,000,000 can be carried back against historical federal income taxes paid for the year ended September 30, 1995, resulting in an anticipated cash refund of $675,000. The remaining net loss of approximately $7,200,000 is anticipated to be available to carry over to future periods to offset future income tax liabilities. Based upon historical operating losses, the balance sheet does not reflect any anticipated tax benefit which may be derived from such net operating loss or any state net operating loss carryovers. In addition, based upon the loss from the sale of the six freestanding facilities, the pro forma adjustments reflect the elimination of net deferred tax assets.


(3) Reflects the use of a portion of the proceeds for the repayment of debt of $2,302,000 (including early termination fees of approximately at $313,000) at March 31, 1996 and write-off of loan amortization costs of $168,000. Refelcts a partial repayment of the MEDIQ note in the amount of $6,880,000 with the balance of the note of $4,236,000 reclassified as current.

                                   SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  June 26, 1996                MHM Services, Inc.


                                     By:     /s/Vicki S. Hammond
                                        ------------------------------
                                          Vicki S. Hammond, Senior Vice
                                          President - Finance and Chief
                                          Financial Officer